INVESCO COMBINATION STOCK & BOND FUNDS, INC.

            Supplement to Class C Prospectus dated December 31, 1999


The section of the Prospectus entitled "How To Buy Shares" is amended to (1) delete the second sentence of the third paragraph and (2) substitute the following in its place:

      However, with respect to Class C shares, upon redemption or exchange of Class C shares held thirteen months or less (other than Class C shares acquired through reinvestment of dividends or other distributions, or Class C shares exchanged for Class C shares of another INVESCO Fund), a contingent deferred sales charge of 1% of the amount of the total original cost of the Class C shares may be assessed.

The date of this Supplement is August 24, 2000.